Exhibit 8.1

BHP Billiton Limited Companies
BHP Billiton Limited

BHP Asia Pacific Nickel Pty Ltd

PT Gag Nikel

BHP Billiton China Limited

County Shipping Company Limited

Bulkers Limited

BHP Billiton Diamonds Australia Pty Ltd

BHP Billiton Employee Plan Pty Ltd

BHP Billiton Executive Services Company Pty Ltd

BHP Billiton Finance (USA) Limited

BHP Billiton Finance Limited

BHP Finance (USA) Inc

BHP Finance Investments (I) Pty Ltd

BHP Billiton Innovation Pty Ltd

BHP Billiton Investment Holdings Limited

BHP Billiton Petroleum Limited

BHP Minerals Europe Limited

BHP Venezuela DRI Limited

BHP Billiton Iron Ore Pty Limited

BHP Billiton Japan Pty Ltd (In Liquidation)

BHP Billiton Marine & General Insurances Pty Ltd

Transition Benefits Fund Pty Ltd

BHP Billiton Named Corporation

BHP Billiton Petroleum International Pty Ltd

BHP Billiton (Trinidad) Holdings Limited

BHP Billiton Limited Companies
BHP Billiton (Trinidad-3A) Limited

BHP Billiton Petroleum (Australia) Pty Ltd

BHP Billiton Petroleum (Bass Strait) Pty Ltd

BHP Billiton Petroleum (International Exploration) Pty Ltd

BHP Billiton Petroleum (North West Shelf) Pty Ltd

BHP Billiton Minerals Pty Ltd

BHP Iron Ore (Jimblebar) Pty Ltd

BHP Iron Pty Limited

Dampier Coal (Queensland) Pty Limited

BHP Mitsui Coal Pty Limited

Pilbara Gas Pty Limited

BHP Coal Pty Limited

Hay Point Services Pty Limited

Tugs Pty Limited

BHP Petroleum (Ashmore Operations) Pty Ltd

BHP Petroleum (Tankers) Limited

BHP Petroleum (Tankers) Limited - Australian Branch

BHP Billiton Petroleum (Pipelines Investments) Pty Ltd

BHP Billiton Petroleum (Victoria) Pty Ltd

BHP Billiton Petroleum Pty Ltd

BHP Billiton Petroleum Trading and Marketing (Asia) Pte Limited

BHP Billiton Petroleum Trading and Marketing Pty Ltd

BHP Group Resources Pty Limited

BHP Petroleum (Argentina) SA

BHP Petroleum (Cambodia) Pty Ltd

BHP Billiton Limited Companies
BHP Petroleum (LNG Ships) Pty Ltd (In Liquidation)

BHP Petroleum (Pakistan) Pty Ltd

BHP Petroleum (U.K.) Limited

BHP Billiton Petroleum Investments (Great Britain) Pty Ltd

BHP Billiton Petroleum Great Britain Limited

BHP Billiton Finance GB Limited

BHP Petroleum North Sea Limited

BHP Billiton PNG Services Limited

BHP Billiton Shared Business Services Pty Ltd

BHP Capital No. 20 Pty Ltd

BHP Coal Holdings Pty Ltd

Illawarra Coal Holdings Pty Ltd

Dendrobium Coal Pty Ltd

Endeavour Coal Pty Ltd

Illawarra Services Pty Ltd

BHP Development Finance Pty Ltd

BHP Financial Services (UK) Limited

Eloff Mining Company (Pty) Limited

BHP Holdings (USA) Inc.

BHP Adhill Inc.

BHP Holdings (International) Inc.

BHP (USA) Investments Inc.

BHP Billiton Boliviana de Petroleo Inc

BHP Minerals International Inc.

BHP International Participacoes Ltda

BHP Billiton Limited Companies
BHP Minerals Exploration Inc.

Kendilo Coal Inc.

PT BHP Kendilo Coal Indonesia

BHP Operations Inc.

BHP Finance (Investments) USA Inc.

BHP Holdings (Operations) Inc.

BHP Billiton Petroleum (Americas) Inc

BHP Billiton Brasil Investimentos Ltda

BHP Billiton Petroleum (GOM) Inc

BHP Billiton Petroleum Trading and Marketing Inc

BHP Chile Inc.

BHP Hawaii Inc

P R I Eastern Limited

BHP Minerals Ghana Inc.

BHP Minerals International Exploration Inc.

BHP Empreendimentos Minerais Ltda

BHP Madagascar SARL

BHP Madencilik Limited Sirketi

Minera BHP Billiton, S.A. de C.V.

BHP Minerals Pacific Inc.

BHP Minerals Service Company

BHP Minerals Sulawesi Inc.

PT Gorontalo Minerals

BHP Navajo Coal Company

BHP Petroleum (Asia/Pacific) Inc

BHP Billiton Limited Companies
BHP Petroleum (Exploration) Inc

BHP Venezuela Inc

Hamilton Brothers Petroleum Corporation

Hamilton Brothers Corporation

Southeastern Petroleum Sales Corporation

Hamilton Brothers Exploration Company

The Norwegian Oil Corporation (DNO-U.S)

San Juan Coal Company

San Juan Transportation Company

BHP Transport and Logistics (USA) Inc.

Fathom Management Corporation

BHP Finance (International) Inc.

BHP Holdings International (Investments) Inc.

BHP Escondida Inc.

Minera Escondida Ltda

BHP International Finance Corp.

Marcona International, S.A.

BHP Minerals Asia Inc.

Hamilton Oil Company Inc.

BHP Petroleum (U.K.) Corporation

BHP Peru Holdings Inc.

BHP Canadian Diamonds Company

Global BHP Copper Ltd.

BHP Billiton Tintaya SA

BHP Minerals Holdings Pty Ltd

BHP Billiton Limited Companies
BHP Billiton Diamonds Inc.

BHP Billiton (Trinidad - 2AB) Limited

BHP Billiton (Trinidad - 2C) Limited

BHP Billiton Diamonds (Belgium) N.V.

BHP Billiton Petroleum (Angola 21) Inc.

BHP Billiton Petroleum (Angola 22) Inc.

BHP Billiton World Exploration Inc

BHP Petroleum (Canada) Inc.

BHP Petroleum (Otiti) Inc.

BHP Petroleum (Tolo) Inc.

Point Lake Marketing Inc.

BHP Billiton Direct Reduced Iron Pty Limited

BHP Billiton Nickel Nouvelle Caledonie SAS

BHP Khanij Anveshana Pvt Limited

BHP Minerals Asia Pacific Pty Ltd

BHP Minerals India Pvt Limited

PT Juloi Coal

PT Kalteng Coal

PT Lahai Coal

PT Maruwai Coal

PT Pari Coal

PT Ratah Coal

PT Sumber Barito Coal

UMAL Consolidated Pty Limited

BHP Minerals Norway Pty Ltd (In Liquidation)

BHP Billiton Limited Companies
Groote Eylandt Manganese Sales Pty Ltd (In Liquidation)

BHP Queensland Coal Limited - Australian Branch

BHP Queensland Coal Investments Pty Limited

BHP Refractories Pty Ltd

BHP Resources Inc.

BHP Holdings (Resources) Inc.

BHP Billiton LNG International Inc.

BHP Billiton Petroleum (Deepwater) Inc

BHP Copper Inc.

BHP Arizona Railroad Company

BHP Nevada Mining Company

BHP Nevada Railroad Company

IPS USA, Inc.

San Manuel Arizona Railroad Company

San Manuel Power Co. LLC

BHP Mineral Resources Inc.

Broken Hill Proprietary (USA) Inc.

BSI Commodities Inc.

BHP Titanium Minerals Pty Ltd

Nanegai Holdings Pty Ltd (In Liquidation)

BHPB Freight Pty Ltd

BHP Transport (Belgium) N.V. (In Liquidation)

BHP Transport and Logistics (Malaysia) Sdn Bhd (In Liquidation)

BHP Transport and Logistics (S.E. Asia) Pte Limited (In Liquidation)

Keithen Limited (In Liquidation)

BHP Billiton Limited Companies
Pacific Liner Services Pty Ltd

Tavela Pty Ltd (In Liquidation)

The Broken Hill Proprietary Company Pty Ltd

Beswick Pty Ltd

BHP Billiton Group Operations Pty Ltd

BHP Billiton Marketing Investments ApS

Billiton Marketing Holding B.V.

BHP Billiton International Trading (Shanghai) Co., Ltd.

BHP Billiton Japan Limited

BHP Billiton Korea Co., Ltd.

BHP Billiton Marketing AG

BHP Billiton Marketing Asia Pte Ltd.

BHP Billiton Marketing B.V.

BHP Billiton Metall GmbH

BHP Billiton Raw Materials B.V.

Billiton Investment 12 B.V.

Samancor AG

Samfrance Investments Ltd

Billiton Marketing France SARL

Billiton Marketing SAR (Hong Kong) Ltd

Billiton Taiwan Limited

BHP Nominees Investments No 3 Pty Ltd (In Liquidation)

BHP Nominees Investments No. 1 Pty Ltd

BHP Nominees Investments No. 2 Pty Ltd (In Liquidation)

BHP Venture Investments Pty Ltd

BHP Billiton Limited Companies
BHP Investments (Europe) Limited

PT BHP Billiton Indonesia

The World Marine & General Insurance Plc

BHP Billiton Plc Companies
BHP Billiton Plc

BHP Billiton Group Limited

BHP Billiton (UK) Limited

BHP Billiton Aluminium Limited

BHP Billiton International Development Limited

BHP Billiton International Services Limited

Billiton Executive Pension Scheme Trustee Limited

Billiton International Nickel Limited

Billiton Marketing and Trading (UK) Limited

Elyplac Limited

Uniholdings Limited

BHP Billiton Holdings Limited

BHP Billiton (RA) Limited

BHP Billiton Company B.V.

BHP Billiton Finance (USA) B.V.

BHP Billiton Finance B.V.

1338768 Ontario Inc.

1342077 Ontario Inc

Billiton Aluminium Holdings BV

Billiton Brasil Holdings B.V.

BHP Billiton Metais SA

Billiton Coal Australia Holdings B.V.

Billiton Coal Australia Pty Limited

Coal Mines Australia Limited

Hunter Valley Energy Coal Limited

BHP Billiton Plc Companies
Coal Operations Australia Pty Limited

Mt Arthur Coal Pty Limited

BCC Nominees Pty Ltd

Ravensworth Coal Terminal Pty Ltd

The Wallarah Coal Company Pty Limited

Wyong Coal Pty Ltd

Wyong Coal Sales Pty Ltd

Billiton Development B.V.

Assurantiekantoor Interore B.V.

BHP Billiton Diamonds and Industrial Minerals B.V. (In Liquidation)

BHP Billiton Ghana B.V.

Billiton Arctic Resources B.V. (In Liquidation)

Billiton Argentina B.V.

Billiton Base Metals Development B.V.

Billiton Base Metals Ventures B.V. (In Liquidation)

Billiton Bolivia B.V.

Billiton Chile B.V.

Billiton China Holdings B.V.

Billiton China B.V.

Billiton China Projects B.V.

Billiton Coal Barito B.V.

Billiton Coal Taraco B.V.

Billiton Coal Wirakaneo B.V.

Billiton Congo B.V. (In Liquidation) a

BHP Billiton Plc Companies
Billiton Development (Zambia) Limited

Billiton Development Far East B.V.

Billiton E & D 10 B.V.

Billiton E & D 12 B.V. (In Liquidation) a

Billiton E & D 13 B.V.

Billiton E & D 14 B.V.

Billiton E & D 3 B.V.

Billiton E & D 9 B.V. (In Liquidation)

Billiton Ecuador B.V.

Billiton Exploration and Mining Indonesia B.V.

PT Billiton Indonesia

Billiton Exploration and Mining Peru B.V.

Minera Soloco S.A.

Billiton Exploration Australia Pty Limited

Billiton Guinea B.V.

Billiton Indonesia Holdings B.V.

Billiton Ireland Resources B.V.

Billiton Philippines B.V. (In Liquidation)

Billiton Sudan B.V. (In Liquidation)

Billiton Sweden Resources B.V.

Billiton Tanzania Limited

Billiton UK Resources B.V.

Billiton Ventures B.V.

Compania Minera Rio Quieto B.V.

Gatro South America Holdings Limited

BHP Billiton Plc Companies
Gatro Ecuador Minera SA

Juloi Holdings Limited

Maruwai Holdings Limited

Billiton Investment 1 B.V.

Billiton Investment 14 B.V.

Billiton Investment 2 B.V.

Billiton Investment 7 B.V.

Billiton Australia Finance Pty Ltd

Billiton Investment 9 B.V.

Sociedad Minera La Granja S.A.

Billiton Manganese Holdings B.V.

Billiton Manganese Australia Pty Ltd

Groote Eylandt Mining Company Pty Ltd

Tasmanian Electro Metallurgical Company Pty Ltd

Nippon Manganese Sales Pty Ltd

Billiton Nickel Holdings B.V.

QNI Pty Limited

BHP Billiton SSM Development Pty Ltd

Billiton Australia Services Pty Limited

Cerro Matoso Holdings (BVI) Limited

QNI Employee Share Plan Pty Ltd

QNI International Pty Ltd

QNI (Nouvelle-Caledonie) SA

Societe des Mines de Bogota

QNI Philippines Inc

BHP Billiton Plc Companies
QNI Metals Pty Ltd

QNI Nickel (WA) Pty Limited

Billiton Nickel (Ravensthorpe) Pty Limited

Ravensthorpe Nickel Operations Pty Limited

QNI Resources Pty Ltd

QNI Superannuation Nominees Pty Ltd

Queensland Nickel Joint Venture

Queensland Nickel Pty Ltd

Queensland Nickel Sales Pty Ltd

QNI South America Pty Ltd

QNI Technology Pty Limited

QNI Western Australia Pty Limited

Gard Holdings Limited

Gard Australia Pty Ltd

Minsaco Investments Pty Ltd

Honeybourne Investments Pty Ltd

Billiton Suriname Holdings B.V.

N.V. BHP Billiton Maatschappij Suriname

BHP Billiton Holdings B.V.

BHP Billiton SA Investments Limited

BHP Billiton SA Holdings Limited

African Metals Limited

Samancor Limited

Auvernier Limited

FAH Marketing B.V. (In Liquidation) as

BHP Billiton Plc Companies
Batlhako Ferrochrome (Pty) Ltd

Batlhako Mining Ltd

Chemfos Limited

Crometals (Pty) Ltd

Danjan (Pty) Limited

EEM Empreendimentos Electromatalurgicos PF Ltd

Electrolytic Metal Corporation (Pty) Ltd

F A H Information Services (Pty) Ltd

Henry Gould (Pty) Ltd

Manganese Metal Co. (Pty) Limited

Netherlands Manganese Investments BV (In Liquidation)

Tonmet AG

Middelburg Technochrome (Pty) Ltd

Middelplaats Manganese Ltd

Samancor Management Services (Pty) Limited

SMM Holdings Ltd

South African Manganese (Pty) Ltd

Terra Nominees (Pty) Limited

Waterkloof Chrome Mines Ltd

BHP Billiton Aluminium Projects (Pty) Limited

BHP Billiton SA Limited

Billiton Aluminium SA Limited

Billiton Coal SA Limited

Gengro Limited

BHP Billiton Plc Companies
Astra Explorations and Mining Co (Pty) Ltd

BHP Billiton Aviation (Pty) Limited

BHP Billiton Properties (Pty) Limited

Birdswood Estates (Pty) Ltd

Richigata (Pty) Ltd

Consolidated Nominees (Pty) Ltd

Africair (Zimbabwe) Limited

Kenilworth Estates (PVT) Limited

Marble Lime & Associated Industries (Pvt) Limited

Romsley Estates (Pvt) Limited

Union Corporation Prospecting Zimbabwe (Private) Limited

Union Corporation Zimbabwe (Private) Limited

Westchester Insurance Company Limited

Zimbabwe Strathmore Explorations Limited

Zimbabwe Strathmore Investments Limited

Donkerpoort Iron Limited

Esidulini (Pty) Ltd

Soul of Africa Game Lodges (Pty) Ltd

Fedswa Prospekteerders (Pty) Limited

Plettenberg Bay Estates Ltd

T-Project Holdings (Pty) Ltd

Tarrus (Pty) Limited

Transkei Granite Holdings (Pty) Ltd

Transkei Pioneer Mining Company (Pty) Ltd

BHP Billiton Plc Companies
Hillside Aluminium Limited

Ingwe Collieries Ltd

Colliery Officials Training Centre (Pty) Limited

D & H Coal Ltd

Savage & Lovemore Mining (Pty) Ltd

Douglas Colliery Limited

Douglas Colliery Services Limited

Duvha Opencast Services (Pty) Ltd

Ermelo Mines Services (Pty) Ltd

Federale Prospekteerders Beperk

Free State Farmers Mutual Exploration & Mining Corporation (Pty) Ltd

Ingwe Housing Association Limited

Ingwe Surface Holdings Ltd

Kangwane Anthracite (Pty) Ltd

McAlpine S.A. Ltd

Middelburg Mine Services (Pty) Ltd

Moretele Coal Company (Pty) Ltd

Pienaarsrivier Mynboumaatskappy Bpk

Rietspruit Mine Services (Pty) Ltd

Roedtan Mining Company (Pty) Ltd

Settlers Mynboumaatskappy Bpk

Transvaal and Delagoa Bay Investment Co Ltd

Pering Mine Services Holdings (Pty) Limited

Pering Mine (Pty) Limited

BHP Billiton South African Holdings Limited

BHP Billiton Plc Companies
BHP Billiton International Metals B.V.

BHP Billiton Jersey Limited

BHP Billiton (BVI) Limited

BHP Billiton Group (BVI) Limited

BHP Billiton Holdings (BVI) Limited

Billiton Holdings NV (In Liquidation)

BHP Billiton International (BVI) Limited

BHP Billiton Global Holdings (BVI) Limited

BHP Billiton Overseas Holdings Limited

BHP Billiton Overseas Holdings (Jersey) Limited

MSI Investments (BVI) Limited

BHP Billiton Services Jersey Limited

Billiton (BSI) Limited

Chrystal Services Limited

Conicol BVI Limited

Gatro Canada Holdings NV

Gatro Canada B.V.

Victoria Exploration & Mining Co.Ltd.

Sociedade Geral de Mineracao de Mozambique S.A.R.L.

BHP Billiton Marketing Investments Limited

BHP Billiton South Africa Holdings B.V.

Mine and Smelter Investments (Pty) Ltd

Richbay Mine Holdings (Pty) Ltd

Tisand (Pty) Limited

Riversdale Anthracite Colliery (Pty) Ltd

BHP Billiton Plc Companies
Tojan Holding Co (Pty) Ltd

Zululand Titanium (Pty) Ltd

Richbay Smelter Holdings (Pty) Ltd

Billiton Australia Holdings B.V.

Billiton Aluminium Australia Pty Limited

Billiton Aluminium (Worsley) Pty Limited

Billiton Australia Investment 3 Pty Limited

Billiton Aluminium (RAA) Pty Limited

Boddington Housing Pty Limited

Worsley Alumina Pty Limited

Billiton Chile SA

Billiton Intellectual Property B.V.

Billiton Investment 13 B.V.

Billiton Marketing Investments B.V.

Billiton Investment 15 B.V.

Northwoods Resources LLC

Rio Algom Mining LLC

Rio Crandon LLC

Billiton Investment 3 B.V.

Billiton Colombia Coal B.V.

Billiton Colombia Coal Holdings B.V.

Billiton Investment 8 B.V.

Billiton Metals Canada Inc

Billiton Copper Holdings Inc

Rio Algom Limited

BHP Billiton Plc Companies
719937 Alberta Limited

Atlas Steels Company Limited

Compania Minera Riochilex S.A.

Pidgeon Molybdenum Mines Limited

RAL Cayman Inc.

RAL (Barbados) Inc.

Riocerro Inc

Riochile Inc

Compania Minera Cerro Colorado Limitada

RAL Insurance Company Limited

Rio Algom Exploration Chile Limtada

Rio Algom Exploration Inc.

RG Properties Limited

Sage Creek Coal Limited

Rio Algom Investments (Chile) Inc

Rio Algom Ireland Limited

Rio Algom Namibia (Proprietary) Limited

Riomexicanex, S.A. de C.V.

Billiton Resources Canada Inc

Coemergence Inc

Billiton Metals Holdings B.V.

Billiton (RA) B.V.

Billiton Investments Ireland Limited

NAMD Inc. ((In Liquidation))

Venezuela Aluminium Holding B.V.

BHP Billiton Plc Companies
Aluminium Consortium Venezuela B.V.

Chase Nominees Limited